UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2019
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Mastercard Incorporated (Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-32877 (Commission File Number)	13-4172551 (IRS Employer Identification No.)
2000 Purchase Street Purchase, New York (Address of principal executive offices)	10577 (Zip Code)
(914) 249-2000 (Registrant's telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange of which registered
Class A Common Stock	MA	New York Stock Exchange
1.100% Notes due 2022	MA22	New York Stock Exchange
2.100% Notes due 2027	MA27	New York Stock Exchange
2.500% Notes due 2030	MA30	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Mastercard Incorporated (“Mastercard”) held its Annual Meeting of Stockholders on June 25, 2019 (the “Annual Meeting”). Holders of Class A common stock at the close of business on April 26, 2019 (the “Record Date”) were entitled to vote at the Annual Meeting. A total of 917,908,029 shares of Class A common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting. The votes cast with respect to the matters voted upon at the Annual Meeting are set forth below:

1. The holders of Class A common stock elected the following individuals to serve on the Board as directors for a one-year term expiring on the date of Mastercard’s 2020 annual meeting of stockholders:

Director	For	Against	Abstain	Broker Non-Votes
Richard Haythornthwaite	822,879,587	26,408,663	457,408	68,162,371
Ajay Banga	843,987,135	5,314,182	444,341	68,162,371
David R. Carlucci	822,325,643	26,966,530	453,485	68,162,371
Richard K. Davis	838,527,688	10,761,322	456,648	68,162,371
Steven J. Freiberg	820,929,594	28,358,830	457,234	68,162,371
Julius Genachowski	833,821,339	15,463,553	460,766	68,162,371
Choon Phong Goh	788,205,466	61,045,156	495,036	68,162,371
Merit E. Janow	836,396,771	12,898,862	450,025	68,162,371
Oki Matsumoto	674,498,923	174,267,605	979,130	68,162,371
Youngme Moon	848,002,190	1,296,358	447,110	68,162,371
Rima Qureshi	848,220,036	594,663	930,959	68,162,371
José Octavio Reyes Lagunes	829,004,000	20,281,578	460,080	68,162,371
Gabrielle Sulzberger	843,748,286	5,074,892	922,480	68,162,371
Jackson Tai	838,888,409	10,406,899	450,350	68,162,371
Lance Uggla	846,443,812	2,835,421	466,425	68,162,371

2. The holders of Class A common stock approved Mastercard’s executive compensation on an advisory basis:

For	Against	Abstain	Broker Non-Votes
803,718,479	44,611,846	1,415,333	68,162,371

3. The holders of Class A common stock ratified the appointment of PricewaterhouseCoopers LLP as Mastercard’s independent registered public accounting firm for 2019:

For	Against	Abstain	Broker Non-Votes
887,350,813	29,739,335	817,881	N/A

4. The holders of Class A common stock did not approve the stockholder proposal on gender pay gap:

For	Against	Abstain	Broker Non-Votes
209,893,381	604,208,038	35,644,239	68,162,371

5. The holders of Class A common stock did not approve the stockholder proposal on creation of a human rights committee:

For	Against	Abstain	Broker Non-Votes
36,242,109	805,266,047	8,237,502	68,162,371

Item 8.01 Other Events.

On June 25, 2019, at the Annual Meeting, each of Youngme Moon and Lance Uggla was elected to serve on the Board as a new director. Following his election by the stockholders, the Board appointed Mr. Uggla to its Audit Committee.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date:	June 25, 2019	By:	/s/ Janet McGinness
Janet McGinness
Corporate Secretary